UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2026
_________________________________
HOME BANCSHARES, INC.
(Exact name of Registrant as Specified in Its Charter)
_________________________________

Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
719 Harkrider, Suite 100
Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)
(501) 339-2929
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
As previously announced, on December 7, 2025, Home BancShares, Inc. (“Home” or the “Company”), its wholly-owned bank subsidiary, Centennial Bank, an Arkansas state bank (“Centennial”), and Home’s wholly-owned subsidiary HOMB Acquisition Sub IV, Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mountain Commerce Bancorp, Inc., a Tennessee corporation (“MCBI”), and its wholly-owned bank subsidiary, Mountain Commerce Bank, a Tennessee state banking corporation (“MCB”), under which Home and Centennial will acquire MCBI and MCB. The Agreement provides that, in a series of transactions, MCBI will merge into Home, with Home as the surviving entity, and MCB will merge into Centennial, with Centennial as the surviving entity (collectively, the “Merger”).
On January 13, 2026, Home filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, File No. 333-292708, which registration statement was amended on January 29, 2026, with the filing of Amendment No. 1 thereto (such registration statement, as so amended, the “Registration Statement”). The Registration Statement, which was declared effective by the SEC on January 30, 2026, included as a part thereof, a proxy statement of MCBI and a prospectus of Home (the “proxy statement/prospectus”). MCBI mailed the proxy statement/prospectus to its shareholders on or about January 30, 2026.
Following the announcement of the Merger Agreement, Home and MCBI received two requests from purported MCBI shareholders requesting supplemental disclosures relating to the proposed transaction. While Home and MCBI specifically deny that any supplemental disclosure was or is required or necessary under applicable laws, to avoid the risk of delay of the proposed transaction, to minimize potential expense, uncertainties and distraction, and to provide additional information to MCBI’s shareholders, Home and MCBI are making the additional disclosures as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed to be an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.
SUPPLEMENTAL DISCLOSURES TO PROXY STATEMENT/PROSPECTUS
The additional information (the “supplemental disclosures”) in this Current Report on Form 8-K supplements the disclosures contained in the proxy statement/prospectus and should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. To the extent that information set forth in the supplemental disclosures differs from or updates information contained in the proxy statement/prospectus, the information contained in this Current Report on Form 8-K shall supersede and supplement the information contained in the proxy statement/prospectus. Any page references in the information below are to pages in the proxy statement/prospectus, and terms used below have the meanings set forth in the proxy statement/prospectus, unless otherwise defined below. Paragraph references used herein refer to the proxy statement/prospectus before any additions or deletions resulting from the supplemental disclosures included herein.
Background of the Merger
1.The disclosure in the proxy statement/prospectus under the heading “The Merger – Background of the Merger” that begins on page 27 of the proxy statement/prospectus is hereby supplemented by adding the following paragraph as a new paragraph between the fifth and sixth paragraphs on page 29:
All but one of the nondisclosure agreements entered into by MCBI with the fifteen companies with whom MCBI shared information or engaged in discussions regarding a potential transaction during the first quarter of 2025 included a standstill provision prohibiting the company signing the nondisclosure agreement from, for a period of twelve months from the date of the nondisclosure agreement, offering to purchase shares of MCBI or entering into a merger or other business combination transaction involving MCBI and from requesting that MCBI waive any of the standstill provisions included in the nondisclosure agreement, in each case, unless specifically authorized in writing in advance by an authorized representative of MCBI. Accordingly, not until the standstill provision included in an applicable nondisclosure agreement expired could a party to the nondisclosure agreement containing such a provision approach MCBI in order to present an offer to acquire MCBI in a consensual merger or other form that might constitute a superior proposal under Section 5.10 of the Merger Agreement. As of the date of the proxy statement/prospectus, the standstill provisions in all but three of the nondisclosure agreements containing a standstill provision had expired, with two of those having expired prior to the date on which the Merger Agreement was executed. Two of the standstill provisions that remained in effect as of the date of the proxy statement/prospectus expired on February 3, 2026, and February 6, 2026, respectively. As of March 1, 2026, only one standstill provision in a nondisclosure agreement remains in effect. That standstill provision, which is included in the nondisclosure agreement dated March 6, 2025, will expire on March 6, 2026.
As of March 1, 2026, since the announcement of the Merger, none of the companies that were a party to a nondisclosure agreement have contacted MCBI regarding a potential acquisition or other business combination transaction involving MCBI.

Opinion of Piper Sandler & Co., Financial Advisor to MCBI
2.The disclosure under the heading “The Merger — Opinion of Piper Sandler & Co., Financial Advisor to MCBI — Comparable Company Analyses” is hereby amended by deleting the table of company names in the middle of page 40 (the “MCBI Peer Group”) of the proxy statement/prospectus and replacing it with the following:

			Balance Sheet			Capital Position
					NPAs¹,²/		Total	CRE/
			Total	Loans/	Total	TCE/	RBC	Total
			Assets	Deposits	Assets	TA³	Ratio⁴	RBC⁵
Company	City, State	Ticker	($mm)	(%)	(%)	(%)	(%)	(%)
USCB Financial Holdings, Inc.	Doral, FL	USCB	2,768	86.8	0.05	7.55	14.20	346.1
Blue Ridge Bankshares, Inc.	Richmond, VA	BRBS	2,497	98.0	0.98	14.14	22.02	184.4
John Marshall Bancorp, Inc.	Reston, VA	JMSB	2,325	98.4	0.00	11.17	16.56	340.0
FVCBankcorp, Inc.	Fairfax, VA	FVCB	2,319	94.0	0.44	10.49	15.77	330.0
CoastalSouth Bancshares, Inc.	Atlanta, GA	COSO	2,255	79.7	0.43	10.91	12.90	230.1
MainStreet Bancshares, Inc.	Fairfax, VA	MNSB	2,125	99.8	1.10	8.99	16.18	356.0
Eagle Financial Services, Inc.	Berryville, VA	EFSI	1,932	88.2	0.73	9.60	15.50	202.4
BayFirst Financial Corp.	Saint Petersburg, FL	BAFN	1,346	85.3	1.20	6.18	9.71	152.7
First US Bancshares, Inc.	Birmingham, AL	FUSB	1,147	86.5	0.24	8.49	11.92	261.1
OptimumBank Holdings, Inc.	Fort Lauderdale, FL	OPHC	1,083	84.7	0.33	10.60	--	356.0

Mountain Commerce Bancorp, Inc.	Knoxville, TN	MCBI	1,803	93.8	0.79	7.94	11.99	333.7

			LTM Profitability						Valuation
									Price/
						Fee		Cost	Tang.	LTM
			Core	Core		Inc./	Effic.	of	Book	Core	Divid.	Market
			ROAA⁶	ROAE⁶	NIM	Rev.	Ratio	Dep.	Value	EPS⁶,⁷	Yield	Value
Company	City, State	Ticker	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	($mm)
USCB Financial Holdings, Inc.	Doral, FL	USCB	1.19	14.25	3.17	15.2	53.1	2.49	158	11.6	2.2	330
Blue Ridge Bankshares, Inc.	Richmond, VA	BRBS	0.26	2.25	3.10	14.1	96.0	2.63	109	NM	0.0	386
John Marshall Bancorp, Inc.	Reston, VA	JMSB	0.88	7.86	2.63	2.7	55.5	2.62	107	14.0	1.5	276
FVCBankcorp, Inc.	Fairfax, VA	FVCB	0.96	8.85	2.85	4.6	57.0	2.79	97	11.2	1.8	234
CoastalSouth Bancshares, Inc.	Atlanta, GA	COSO	1.09	11.14	3.41	9.9	58.4	2.79	111	10.7	0.0	238
MainStreet Bancshares, Inc.	Fairfax, VA	MNSB	0.58	5.88	3.35	4.9	74.6	3.38	80	14.4	2.0	144
Eagle Financial Services, Inc.	Berryville, VA	EFSI	0.84	10.64	3.26	23.1	69.3	2.02	111	11.3	3.3	203
BayFirst Financial Corp.	Saint Petersburg, FL	BAFN	(1.08)	(12.92)	3.75	39.1	89.5	3.44	45	NM	0.0	33
First US Bancshares, Inc.	Birmingham, AL	FUSB	0.64	6.61	3.53	8.8	70.2	2.14	84	15.4	2.0	82
OptimumBank Holdings, Inc.	Fort Lauderdale, FL	OPHC	1.62	14.73	4.24	13.3	49.5	2.61	42	6.0	0.0	47

Mountain Commerce Bancorp, Inc.	Knoxville, TN	MCBI	0.64	8.28	2.37	8.3	60.5	3.24	100	12.5	1.2	144
1) Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned
2) Call Report data used for Mountain Commerce Bancorp, Inc.
3) Call Report data used for BayFirst Financial Corp.
4) Call Report data used for BayFirst Financial Corp., CoastalSouth Bancshares, Inc., First US Bancshares, Inc., FVCBankcorp, Inc., John Marshall Bancorp, Inc., MainStreet Bancshares, Inc., and Mountain Commerce Bancorp, Inc. OptimumBank Holdings, Inc.’s total risk-based capital ratio not reported given its election into the Community Bank Leverage Ratio framework.
5) Call Report data used for BayFirst Financial Corp., CoastalSouth Bancshares, Inc., Eagle Financial Services, Inc., First US Bancshares, Inc., FVCBankcorp, Inc., John Marshall Bancorp, Inc., MainStreet Bancshares, Inc., Mountain Commerce Bancorp, Inc., OptimumBank Holdings, Inc., and USCB Financial Holdings, Inc.
6) Non-core financial data used for Blue Ridge Bankshares, Inc. and First US Bancshares, Inc. as defined by S&P Global Market Intelligence
7) Data excluded as “Not Meaningful” for BayFirst Financial Corp. and Blue Ridge Bankshares, Inc. due to a multiple less than 0.0x or greater than 35.0x

3.The disclosure under the heading “The Merger — Opinion of Piper Sandler & Co., Financial Advisor to MCBI — Comparable Company Analyses” is hereby amended by deleting the table of company names in the middle of page 42 (the “Home Peer Group”) of the proxy statement/prospectus and replacing it with the following:

			Balance Sheet			Capital Position

					NPAs¹/		Total	CRE/
			Total	Loans/	Total	TCE/	RBC	Total
			Assets	Deposits	Assets	TA	Ratio	RBC
Company	City, State	Ticker	($mm)	(%)	(%)	(%)	(%)	(%)
Prosperity Bancshares, Inc.	Houston, TX	PB	38,330	79.2	0.31	11.81	18.78	154.2
Hancock Whitney Corporation	Gulfport, MS	HWC	35,766	82.3	0.35	10.01	15.92	119.3
United Bankshares, Inc.	Charleston, WV	UBSI	33,407	91.2	0.35	10.82	15.67	293.5
Ameris Bancorp	Atlanta, GA	ABCB	27,100	95.6	0.22	11.30	15.05	259.2
ServisFirst Bancshares, Inc.	Birmingham, AL	SFBS	17,584	94.4	0.95	10.06	12.91	302.4
International Bancshares Corporation	Laredo, TX	IBOC	16,551	75.5	1.07	17.49	24.99	177.6
First Financial Bankshares, Inc.	Abilene, TX	FFIN	14,842	64.2	0.39	10.44	20.21	103.3
BancFirst Corporation	Oklahoma City, OK	BANF	14,198	68.3	0.71	11.35	19.93	150.8
First Bancorp	Southern Pines, NC	FBNC	12,750	77.4	0.31	9.03	16.58	263.5
National Bank Holdings Corporation	Greenwood Village, CO	NBHC	10,153	87.7	0.27	10.42	16.63	145.8

Home Bancshares, Inc.	Conway, AR	HOMB	22,708	87.3	0.54	13.08	18.85	212.6

		LTM Profitability						Valuation
								Price/
					Fee		Cost	Tang.	LTM	2025
		Core	Core		Inc./	Effic.	of	Book	Core	Est.	Divid.	Market
		ROAA	ROAE	NIM	Revenue	Ratio	Deposits	Value	EPS	EPS	Yield	Value
Company	City, State	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)	(%)	($mm)
Prosperity Bancshares, Inc.	Houston, TX	1.41	7.22	3.15	13.3	43.8	1.39	163	12.3	12.4	3.4	6,709
Hancock Whitney Corporation	Gulfport, MS	1.43	11.66	3.45	26.2	54.5	1.71	154	11.0	11.1	2.8	5,291
United Bankshares, Inc.	Charleston, WV	1.36	8.26	3.66	10.5	48.6	2.16	158	12.3	11.6	4.0	5,326
Ameris Bancorp	Atlanta, GA	1.54	10.67	3.73	23.2	49.9	1.99	178	12.9	12.8	1.0	5,209
ServisFirst Bancshares, Inc.	Birmingham, AL	1.53	16.06	3.02	6.6	33.7	2.78	223	14.7	14.2	1.9	3,946
International Bancshares Corporation	Laredo, TX	2.60	14.43	4.53	20.5	36.2	1.52	151	10.3	--	2.0	4,307
First Financial Bankshares, Inc.	Abilene, TX	1.73	14.46	3.76	20.9	45.6	1.62	293	18.4	17.9	2.4	4,419
BancFirst Corporation	Oklahoma City, OK	1.77	14.59	3.73	28.8	50.8	2.26	229	15.1	15.3	1.8	3,645
First Bancorp	Southern Pines, NC	1.25	10.25	3.28	12.8	52.3	1.48	189	13.9	13.4	1.8	2,114
National Bank Holdings Corporation	Greenwood Village, CO	1.33	9.84	3.96	15.6	57.7	2.07	140	11.3	11.8	3.2	1,456

Home Bancshares, Inc.	Conway, AR	2.01	11.29	4.46	16.8	41.9	2.06	201	12.3	11.8	2.9	5,580
1) Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned.
4.The disclosure under the heading “The Merger — Opinion of Piper Sandler & Co., Financial Advisor to MCBI — Net Present Value Analyses” is hereby supplemented by adding the following to the first paragraph thereunder as a new second sentence at the bottom of page 43 of the proxy statement/prospectus:
The earnings per share growth rates and estimated dividends utilized by Piper Sandler are described elsewhere in this proxy statement/prospectus under the heading “The Merger – Certain Unaudited Prospective Financial Information” beginning on page 55 of this proxy statement/prospectus.
5.The disclosure under the heading “The Merger — Opinion of Piper Sandler & Co., Financial Advisor to MCBI — Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) at the bottom of page 44 of the proxy statement/prospectus:
The following table describes the discount rate calculation for MCBI common stock prepared by Piper Sandler. In its normal course of business Piper Sandler employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	4.75%	20-year Treasury (as of December 5, 2025)
Equity Risk Premium	5.00%	Per Duff & Phelps Cost of Capital Navigator
Size Premium	2.66%	Per Duff & Phelps Cost of Capital Navigator
Industry Premium	(1.55)%	Per Duff & Phelps Cost of Capital Navigator
Discount Rate	10.86%
6.The disclosure under the heading “The Merger — Opinion of Piper Sandler & Co., Financial Advisor to MCBI — Net Present Value Analyses” is hereby supplemented by replacing the first sentence of the paragraph following the Earnings Per Share Multiples chart (Annual Estimate Variance) at the bottom of page 44 of the proxy statement/prospectus with the following sentence:
Piper Sandler also performed an analysis that estimated the net present value per share of Home common stock, assuming Home performed in accordance with publicly available mean analyst earnings per share estimates for Home for the years ending December 31, 2025 through December 31, 2027, as well as an estimated long-term annual balance sheet growth rate of 3% and an estimated annual earnings per share growth rate of 5% for the year ending December 31, 2028 and estimated dividends per share for Home of $0.21 for the quarter ending December 31, 2025 and $0.88 for each of the years ending December 31, 2026 through December 31, 2028, in each case, as provided by the senior management of Home.
7.The disclosure under the heading “The Merger — Opinion of Piper Sandler & Co., Financial Advisor to MCBI — Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) in the middle of page 45 of the proxy statement/prospectus:
The following table describes the discount rate calculation for Home common stock prepared by Piper Sandler. In its normal course of business Piper Sandler employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate plus the product of the 2-year beta for Home common stock and the equity risk premium, plus the size premium.

Risk Free Rate	4.75%	20-year Treasury (as of December 5, 2025)
Equity Risk Premium	5.00%	Per Duff & Phelps Cost of Capital Navigator
Size Premium	0.52%	Per Duff & Phelps Cost of Capital Navigator
2 Year Beta	0.811	Home common stock vs. the S&P 500 index
Discount Rate	9.33%
8.The disclosure under the heading “The Merger – Opinion of Piper Sandler & Co., Financial Advisor to MCBI — Pro Forma Transaction Analysis” is hereby supplemented by adding the following table directly following the first paragraph thereunder at the bottom of page 45 of the proxy statement/prospectus:
The following table describes estimated earnings per share and tangible book value accretion metrics for Home as indicated in the analysis:

	Closing 12/31/2025	2026E	2027E	2028E
EPS Accretion		1.4%	3.0%	3.4%
TBVPS Accretion	0.2%	0.5%	1.0%	1.5%
Certain Unaudited Prospective Financial Information
9.The disclosure under the heading “The Merger – Certain Unaudited Prospective Financial Information” is hereby supplemented by adding the following subheading directly following the above-referenced heading on page 55 of the proxy statement/prospectus:
Certain Unaudited Prospective Financial Information of MCBI

10.The disclosure under the heading “The Merger – Certain Unaudited Prospective Financial Information” is hereby supplemented by adding the following disclosure directly following the table at the bottom of page 56 of the proxy statement/prospectus:
Certain Unaudited Prospective Financial Information of Home
In connection with the proposed transaction, for purposes of performing the financial analyses described above under “The Merger—Opinion of Hovde Group, LLC, Financial Advisor to Home,” Home senior management provided to Hovde certain unaudited prospective financial information consisting of certain publicly available consensus analyst estimates with respect to Home. A summary of these estimates is set forth below.
This non-public unaudited prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or published guidelines of the SEC regarding forward-looking statements or GAAP. A summary of certain significant elements of the unaudited prospective financial information provided to Hovde by management of Home is set forth below, and is included in this proxy statement/prospectus because such information was used by Hovde in connection with the preparation of its fairness opinion. The information included below does not comprise all of the prospective financial information provided by Home to Hovde.
Although the financial forecast information set forth below is presented with numeric specificity, such information reflects numerous estimates and assumptions made by the independent equity research analysts who prepared the individual forecast estimates from which these consensus estimates were derived. Such estimates and assumptions involve judgments with respect to various factors, which may include, among other things, the future interest rate environment and other economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which Home operates, and the risks and uncertainties described under “Cautionary Note Regarding Forward-Looking Statements,” and “Risk Factors,” all of which are difficult to predict and many of which are outside the control of Home and will be beyond the control of the combined company. There can be no assurance that the underlying assumptions would prove to be accurate or that the projected results would be realized, and actual results likely would differ materially from those reflected in the financial forecasts, whether or not the merger is completed. Further, these assumptions do not include all potential actions that management could or might have taken during these time periods. In addition, since the prospective financial information covers multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. The inclusion of this prospective financial information should not be regarded as an indication that any of Home, MCBI, their respective affiliates, officers, directors, advisors or other representatives considered, or now consider, this prospective financial information to be material information to any MCBI shareholder, particularly in light of the inherent risks and uncertainties associated with such prospective financial information, or that it should be construed as financial guidance, and it should not be relied on as such. In addition, the unaudited prospective financial information set forth below was prepared on or prior to December 2, 2025 and was based on facts and uncertainties that existed at the time such information was prepared, such as the uncertainty of the future interest rate environment, the Federal Reserve’s possible actions relating to interest rates and monetary policies and other economic factors, and does not contemplate events or actions taken by Home subsequent to the time it was prepared.
The inclusion of the unaudited prospective financial information below should not be regarded as an indication that Home, MCBI, Piper Sandler or Hovde considered, or now consider, these projections and forecasts to be a reliable predictor of future results.
The prospective financial information is not fact and should not be relied upon as being necessarily indicative of future results, and this information should not be relied on as such, and readers of the proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information. No assurances can be given that these financial forecasts and the underlying assumptions are reasonable or that, if they had been prepared as of the date of this proxy statement/prospectus, similar assumptions would be used.
By including this summary of certain financial forecasts, neither Home nor MCBI nor any of their respective representatives has made or makes any representation to any person regarding the ultimate performance of Home or MCBI compared to the information contained in the financial forecasts. Neither Home, MCBI nor, after completion of the merger, the combined company undertakes any obligation to update or otherwise revise the financial forecasts or financial information to reflect circumstances existing since their preparation or to reflect the occurrence of subsequent or unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.

The summary of the unaudited prospective financial information provided by Home is being provided because such information was considered in connection with the merger and was used by Home’s financial advisor.
The unaudited prospective financial information set forth below constitutes forward-looking statements. For more information on factors which may cause future financial results to materially vary from those projected in the forecasts, see “Where You Can Find More Information,” “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in this proxy statement/prospectus.
The following table presents selected unaudited prospective financial information of Home on a standalone basis (without giving effect to the proposed merger) provided for the periods indicated as of December 2, 2025:

Home (Dollars in thousands, except per share data)	Q4 2025	Q1 2026	2026	2027
Net Interest Income	$-	$-	$916,000	$944,927
Noninterest Income	$-	$-	$188,267	$196,289
Expense	$-	$-	$466,792	$483,878
Earnings Per Share	$0.60	$0.59	$2.44	$2.53
Dividends Per Share	$-	$0.21	$0.84	$0.88
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K may contain forward-looking statements which include, but are not limited to, statements, estimates and projections about the benefits of the business combination transaction involving Home and MCBI, including the combined company’s future financial condition, operating results, plans, expectations, goals and outlook for the future. Statements, estimates and projections in this report that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When we use words like “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements. These factors include, but are not limited to, the following: the merger may not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received on a timely basis or at all; Home’s stock price could change before closing of the merger due to, among other things, Home’s financial performance, broader stock market movements and the performance of financial companies and peer group companies; benefits from the merger may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and MCBI operate; the potential impact of the announcement or consummation of the proposed merger on relationships with third parties, including customers, employees, and competitors; MCBI’s business may not be integrated into Home’s successfully, or such integration may take longer to accomplish than expected; the anticipated growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; operating costs, customer losses and business disruption following the merger, including adverse developments in relationships with employees, may be greater than expected; Home’s potential exposure to unknown or contingent liabilities of MCBI; the challenges of integrating, retaining, and hiring key personnel; management time and effort may be diverted to the resolution of merger-related issues; the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future, including litigation related to the merger; the effects of future local, regional, national and international economic conditions, including inflation or a decrease in commercial real estate and residential housing values; changes in interest rates, which may affect Home’s and MCBI’s net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of Home’s and MCBI’s assets, including its investment securities; disruptions, uncertainties and related effects on Home’s or MCBI’s businesses and operations as a result of public health events and related governmental or societal responses may disrupt operations, impair credit quality or constrain liquidity; legislation and regulation affecting the financial services industry, including as a result of initiatives of the administration of President Donald J. Trump; changes in governmental monetary and fiscal policies; the effects of terrorism and efforts to combat it, political instability, war, military conflicts and other major domestic or international events; the impacts of recent or future adverse weather events, including hurricanes, and other natural disasters; the ability to keep pace with technological changes, including changes regarding cybersecurity; an increase in the incidence or severity of, or any adverse effects resulting from, acts of fraud, illegal payments, cybersecurity breaches or other illegal acts impacting Home’s or MCBI’s bank subsidiaries, vendors or customers; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating regionally, nationally and internationally, together with competitors offering banking products and services by mail, telephone and the Internet; potential claims, expenses and other adverse effects related to current or future litigation, regulatory examinations or other government actions; potential increases in deposit insurance assessments, increased regulatory scrutiny, investment portfolio losses, or market disruptions resulting from financial challenges in the banking industry; the effect of changes in accounting policies and practices and auditing requirements, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; higher defaults on Home’s or MCBI’s loan portfolio than expected; the failure of assumptions underlying the establishment of Home’s or MCBI’s allowance for credit losses or changes in estimates of the adequacy of Home’s or MCBI’s allowance for credit losses; changes in the assumptions used in making the forward-looking statements; and other factors described in reports we file with the SEC, including those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026.
Additional Information and Where to Find It
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed business combination transaction involving Home and MCBI. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. In connection with the proposed acquisition, the Company has filed with the SEC the above-referenced Registration Statement on Form S-4 to register the shares of the Company’s common stock to be issued to shareholders of MCBI in connection with the transaction. The Registration Statement, which includes a proxy statement of MCBI and a prospectus of the Company as well as other relevant materials regarding the proposed merger transaction involving the Company and MCBI, was declared effective on January 30, 2026. MCBI commenced mailing of the definitive proxy statement/prospectus to its shareholders on or about January 30, 2026. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Home through the website maintained by the SEC at http://www.sec.gov or through the Company’s website at http://www.homebancshares.com, or by contacting the investor relations departments of the Company and MCBI at:

Home BancShares, Inc.	Mountain Commerce Bancorp, Inc.
719 Harkrider, Suite 100	6101 Kingston Pike
Conway, Arkansas 72032	Knoxville, Tennessee 37919
Attention: Director of Investor Relations	Attention: Corporate Secretary
(501) 328-4625	(423) 232-5047
Before making any voting or investment decision, investors and security holders of MCBI are urged to read carefully the entire Registration Statement and definitive proxy statement/prospectus, including any amendments thereto, because they contain important information about the proposed Merger and related transactions. Free copies of these documents may be obtained as described above.
Participants in Solicitation
The Company and MCBI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and MCBI in connection with the merger transaction. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2026 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on February 27, 2026. Information about the directors and executive officers of MCBI and their ownership of MCBI common stock is set forth in the proxy statement/prospectus included in the Registration Statement. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus. Free copies of the proxy statement/prospectus may be obtained as described in the preceding section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	March 2, 2026	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer